UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      February 15, 2007

(Exact name of registrant as specified in its charter)

Delaware	1-7724	39-0622040
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2801 80th Street, Kenosha, WI  53141

(Address of principal executive offices)

Registrant’s telephone number, including area code:      (262) 656-5200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 15, 2007, the Organization and Executive Compensation Committee of the Board of Directors of Snap-on Incorporated (the “Company”) approved the grant of stock options, pursuant to the Company’s Amended and Restated 2001 Incentive Stock and Awards Plan, as amended, to each of the Company’s named executive officers and to certain other executive officers.  The stock options have an exercise price of $50.22, the closing price of the Company’s common stock on the New York Stock Exchange on the grant date.  Except for the option grant to Jack D. Michaels, Chairman, President and Chief Executive Officer of the Company, the stock options vest in three equal annual installments beginning on the first anniversary date of the grant.  In recognition of the Committee’s succession planning process, the Committee provided that the options granted to Mr. Michaels vest one year from the grant date, or earlier if he retires as an executive officer before then.

The following table sets forth the number of stock options granted to each of the executive officers to be named in the 2007 annual meeting proxy statement:

Name and Title	Stock Options
Jack D. Michaels Chairman, President and Chief Executive Officer	200,000
Martin M. Ellen Senior Vice President—Finance and Chief Financial Officer	40,000
Nicholas T. Pinchuk Senior Vice President and President—Worldwide Commercial and Industrial Group	40,000
Alan T. Biland Senior Vice President and President—Snap-on Tools Company, LLC	40,000
Thomas J. Ward Senior Vice President and President—Diagnostics and Information Group	40,000
Susan F. Marrinan Vice President, Secretary and Chief Legal Officer	8,000

A form of the stock option award is filed as Exhibit 10.1 hereto, and is incorporated herein by reference.

In a manner consistent with past practices, the Committee also determined bonuses payable in respect of 2006 performance, established 2007 compensation levels and made grants of performance-based restricted stock.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits:

Exhibit No.	Description
10.1

Form of Stock Option Agreement under the Amended and Restated Snap-on Incorporated 2001 Incentive Stock and Awards Plan (incorporated by reference to Exhibit 10.1 to Snap-on’s Quarterly Report on Form 10-Q for the period ended October 2, 2004 (Commission File
No. 1-7724))

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, Snap-on Incorporated has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SNAP-ON INCORPORATED

Date: February 22, 2007	By:	/s/ Susan F. Marrinan
Susan F. Marrinan, Vice President,
Secretary and Chief Legal Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1

Form of Stock Option Agreement under the Amended and Restated Snap-on Incorporated 2001 Incentive Stock and Awards Plan (incorporated by reference to Exhibit 10.1 to Snap-on’s Quarterly Report on Form 10-Q for the period ended October 2, 2004 (Commission File No. 1-7724))